UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2007
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)
(972) 443-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
On June 26, 2007, Lewis M. Kling, President and Chief Executive Officer of Flowserve Corporation (the “Company”), and Mark A. Blinn, Senior Vice President and Chief Financial Officer of the Company (together, the “Officers,” and each, an “Officer”), adopted prearranged trading plans (together, the “Plans,” and each, a “Plan”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), for the sale of the Company’s common stock.
Pursuant to Rule 10b5-1, the Officers adopted the Plans to coordinate stock sales with their overall individual long-term asset diversification, tax and financial planning strategies.
The Plans provide for the sale of portions of each Officer’s holdings of the Company’s common stock on the open market in specified amounts, at prevailing market prices (subject to specified minimum trading prices), and on specified trade dates. The common stock transactions under the Plans will commence in the next open trading period. Mr. Kling’s and Mr. Blinn’s Plans will terminate on October 14, 2007 and November 3, 2007, respectively, unless earlier terminated pursuant to the terms of each such Plan.
The Officers that adopted these Plans and the respective numbers of shares subject to these Plans are set forth below. Each of these Officers will continue to own a substantial amount of shares (including unvested shares subject to equity awards) of the Company’s common stock following the completion of any and all sales contemplated by the Plans.

Percentage
of Shares
				Number of	Owned
	Number of	Number of		Shares Owned	and
	Shares	Shares	Percentage of	and Subject to	Subject to
	Subject to the	Beneficially	Beneficially	Equity	Equity
Officer	Plan	Owned(1)	Owned Shares(2)	Awards(3)	Awards(4)
Lewis M. Kling	88,013	431,478	20.4%	525,394	16.8%
Mark A. Blinn	7,667	139,673	5.5%	188,840	4%

(1)	Represents the number of shares beneficially owned by the Officer including shares that the Officer has the right to acquire within 60 days of the date of determination through the exercise of stock options under certain Company stock option and incentive plans.
(2)	Represents the number of shares of the Officer subject to the Plan divided by the number of shares beneficially owned by that Officer.
(3)	Represents the number of the shares owned by the Officer (including unvested shares subject to equity awards).
(4)	Represents the number of shares of the Officer subject to the Plan divided by the number of shares owned by the Officers (including unvested shares subject to equity awards).
Transactions under these Plans, as applicable, will be reported to the Securities and Exchange Commission in accordance with securities laws, rules and regulations. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION
Dated: June 29, 2007	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Senior Vice President, Secretary and General Counsel